[logo]   Liberty Newport
           Europe Fund

          Annual Report
          August 31, 2001

[photo of man and woman]

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

President's Message

[photo of Stephen E. Gibson]

Dear Shareholder:

Investing abroad offers many potential advantages. It can give you exposure to a wider range of investment opportunities and broader diversification. While this strategy is often worthwhile, recently its merits have been harder to find in Europe.

Staying the course with your investments can be hard to do, especially during periods of uncertainty or change. However, we believe it is important for long-term investors to maintain exposure to the international markets, particularly because it is hard to know when these markets may turn around.

Over the past 12 months, we have witnessed a global economic slowdown, seen disappointing earnings and heard profit-warning announcements from companies around the world. These developments depressed the global markets, providing evidence of how tightly woven the world markets are today. Despite this, the declines do not reflect the strong long-term fundamentals that your fund's portfolio managers have been seeing at many companies they follow.

In this report, portfolio managers Charles Roberts, Michael Ellis and Deborah Snee highlight the opportunities and share their outlook for the fund. I encourage you to take a look at what they have to say.

I have asked Liberty's senior economist, C. Frazier Evans, to offer his perspective on the economy in the aftermath of the terrorist attacks on September 11th. As a special feature, his commentary follows this letter. Again, I would encourage you to read his opinions on the markets and the historic strengths of the US economy.

Sincerely,
/s/ Stephen E. Gibson
Stephen E. Gibson
President


Net asset value per share on 8/31/01 ($)
        Class A         9.41
        Class B         9.27
        Class C         9.28
        Class Z         9.09


------------------------------
 Not FDIC   May Lose Value
          --------------------
 Insured    No Bank Guarantee
------------------------------

There can be no assurance that the trends described in this report will continue or come to pass because economic and market conditions change frequently.

Special Economic Commentary

[photo of C. Frazier Evans]

C. Frazier Evans has more than 30 years of investment experience at Liberty Funds Group, where he has held positions as director of investment research and portfolio manager of several equity funds. He has held the title of senior economist for the past 15 years.

"Everything's changed."

That statement, echoed again and again after the horrific events of September 11, captures the bewilderment following the tragic attacks on the World Trade Center and the Pentagon and the airplane crash in Pennsylvania. It is true that air travel will probably never be the same again. Certainly travel-related industries have been dealt a heavy blow. And the plunge in consumer confidence after the event suggests that a slump in consumer spending may trigger a recession, perhaps extending into the first part of next year. The effect of a possible recession, coupled with the extra costs of supply disruptions and falling demand, means that earnings forecasts for the equity markets are being revised down sharply.

[callout]
"Despite the shock and sorrow we all feel in the aftermath of this calamity, it is worth examining what has not changed about the US economy."

Historic strengths of US economy remain in place

Despite the shock and sorrow we all feel in the aftermath of this calamity, it is worth examining what has not changed about the US economy. As a people, we still have enormous resiliency, as the reopening of the New York Stock Exchange and other markets illustrated. Our banking system is liquid and in far better shape than at the inception of the Gulf War in 1991. Inflation is low and easing, which gives the Federal Reserve considerable latitude to deal with the situation. Our federal budget surplus provides ample funds for the new claims on federal spending arising from the enormous task of reconstruction, the shoring up of the airline industry, and the identification and punishment of the perpetrators.

Increased activity possible in 2002

In short, we believe the economy, although shaken, is likely to recover. Indeed, the seeds of recovery have already been sown. The Federal Reserve has created substantial liquidity over the past 12 months. These funds are parked on the sidelines of the economic system but could eventually find their way first into the equity markets and ultimately into the real economy.

Spending initiatives, particularly military spending, could also accelerate economic activity. Inventory liquidation may give way to inventory accumulation, as manufacturers seek to reduce the impact of transportation disruptions on just-in-time inventory management. Although near-term activity is likely to suffer, we believe the economy could commence a recovery at some point next year.

Bond rates may hold

The reaction of the bond market to recent events has been a swift steepening of the yield curve. Short rates have dropped. This reflects not only the September 17 rate cut by the Federal Reserve, but also a growing conviction by market participants that more rate cuts are coming.

Bond market participants are concerned that the opening of the Social Security "lock box" could lead to lower retirement of outstanding Treasury debt. This is certainly possible. While reduced retirement of Treasury debt is a probability, this does not necessarily mean that long-term interest rates must rise. Other factors, such as sluggish economic activity, and a projected decline in the rate of inflation, could be more important. While the market has been buffeted by unfolding events, we believe rates should be able to hold at current levels.

[callout]
"It is interesting to note that some of the best buying opportunities in the stock market have occurred during past recessions."

What history indicates

Past crises such as the attack on Pearl Harbor, the Cuban missile standoff, the assassination of John F. Kennedy and Iraq's invasion of Kuwait saw the stock market initially sell off and then recover to pre-crisis levels in a matter of sometimes days, sometimes

Special Economic Commentary

weeks and, in one case, six months. Although historic trends cannot predict future market action, if we look at 10 financial crises over the past 30 years, we see that although the initial market response was negative, the decline was typically toward the end, not the beginning, of a selloff, and was followed in due course by a significant market recovery.

Stay the course

For those who are concerned that we may be in the midst of a recession that possibly began with the second quarter of this year, it is interesting to note that some of the best buying opportunities in the stock market have occurred during past recessions. The equity markets, being anticipatory by nature, have tended at some point to look through current troubles to eventual recovery on the other side. Whether that point was reached in the early days of trading when the New York Stock Exchange reopened, or at some point later on, cannot be anticipated. What we can say with more confidence is that even a tragedy of this scope, with its incalculable human consequences, is unlikely to permanently cripple a $10 trillion economy.

The opinions expressed are those of the contributor and are subject to change.

Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.


For C. Frazier Evans' monthly market commentary visit www.libertyfunds.com

Performance Information

Value of a $10,000 investment
11/8/99 - 8/31/01

Performance of a $10,000 investment
11/8/99 - 8/31/01 ($)

             without     with
              sales      sales
              charge    charge
------------------------------
 Class A       9,109     8,586
------------------------------
 Class B       8,973     8,615
------------------------------
 Class C       8,984     8,894
------------------------------
 Class Z       8,800      N/A


[mountain chart]

                Class A shares without sales charge    Class A shares with sales charge       MSCI Europe Index
11/1999         10000                                   9425                                  10000
                10707                                  10091                                  10270
                12527                                  11806                                  11322
                11732                                  11058                                  10516
                13620                                  12837                                  11064
                12932                                  12189                                  11331
                12197                                  11495                                  10831
                11887                                  11203                                  10742
                11770                                  11093                                  10973
                11876                                  11193                                  10797
                11867                                  11184                                  10670
                11489                                  10829                                  10171
                11150                                  10509                                  10093
                10627                                  10016                                   9703
                11372                                  10718                                  10371
                10947                                  10318                                  10376
                10115                                   9533                                   9465
                 9128                                   8603                                   8759
                 9563                                   9013                                   9382
                 9195                                   8666                                   8924
                 9088                                   8566                                   8587
                 9020                                   8501                                   8608
8/2001           9109                                   8586                                   8385

Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates.

Past performance does not guarantee future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index that tracks the performance of European stocks. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index. Index performance begins October 31, 1999.


Average annual total return as of 8/31/01 (%)

 Share class                      A                          B                            C                     Z
 Inception                     11/8/99                    11/8/99                      11/8/99               11/8/99
---------------------------------------------------------------------------------------------------------------------
                         without       with        without           with        without          with       without
                           sales       sales         sales           sales         sales          sales        sales
                          charge      charge        charge          charge        charge         charge       charge
---------------------------------------------------------------------------------------------------------------------
1-year                  -23.25       -27.66        -23.83          -27.64        -23.87         -24.63       -23.16
---------------------------------------------------------------------------------------------------------------------
Life                     -4.99        -8.03         -5.77           -7.86         -5.71          -5.71        -6.78
---------------------------------------------------------------------------------------------------------------------


Average annual total return as of 6/30/01 (%)

 Share class                      A                          B                            C                     Z
---------------------------------------------------------------------------------------------------------------------
                         without       with        without           with        without          with       without
                           sales       sales         sales           sales         sales          sales        sales
                          charge      charge        charge          charge        charge         charge       charge
---------------------------------------------------------------------------------------------------------------------
1-year                  -22.78       -27.22        -23.39          -27.22        -23.31         -24.07       -22.68
---------------------------------------------------------------------------------------------------------------------
Life                     -5.61        -8.93         -6.34           -8.63         -6.28          -6.28        -7.57
---------------------------------------------------------------------------------------------------------------------


Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Top 10 holdings as of 8/31/01 (%)

Altana AG                          5.2
Nestle SA                          3.5
GlaxoSmithKline plc                3.2
Autostrade SpA                     2.7
Scottish Power plc                 2.6
TNT Post Group NV                  2.5
Smith & Nephew plc                 2.4
Vivendi Environnement              2.3
Diageo plc                         2.2
Beiersdorf AG                      2.2

Portfolio holding breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

Top 10 countries as of 8/31/01 (%)

United Kingdom                    33.1
France                            15.1
Germany                           15.0
Netherlands                       11.7
Switzerland                        8.5
Italy                              4.7
Ireland                            2.8
Spain                              2.6
Denmark                            2.0
Sweden                             1.5

Country breakdowns are calculated as a percentage of total investments. Since the fund is actively managed, there can be no guarantee the fund will continue to invest in these countries in the future.

Bought
--------------------------------------------------------------------------------
Diageo PLC (2.2% of net assets) is a spirits company headquartered in the United Kingdom. Diageo has been growing its revenues by acquiring the beverage assets of Seagram. At the same time it has been divesting itself of non-core assets in order to focus on higher margin businesses, such as the successful launch of ready-to-drink extensions of existing brands like Smirnoff Ice.

Sold
--------------------------------------------------------------------------------
Although Ericsson is a dominant provider of mobile phone infrastructure equipment, we eliminated our position in this company when we saw the rapid deterioration of the marketplace. This decline followed a period of massive overinvestment in the mobile telecommunications market.


Portfolio Managers' Commentary

Fund performance reflected global slowdown

During the 12-month period that ended on August 31, 2001, the European economies experienced an economic slowdown similar to the one in the United States. During this period, we saw company after company couple disappointing earnings reports with layoff notices. Although these announcements spanned most sectors of the European economy, they were particularly prevalent in the technology sector. The fund's performance reflected this downturn; its class A shares, unadjusted for sales charge, returned negative 23.25% during this 12-month reporting period. The fund's benchmark, the MSCI Europe Index, declined 21.42% during this same period.

Increasing positions in consumer staples and health care sectors

In light of this global economic slowdown, our strategy was to position the fund in sectors and stocks that have been less sensitive historically to the downward cyclical forces that have affected the economies of Europe during the past 12 months. One such sector was consumer staples, which includes food, cosmetics and beverage companies. At the end of this period, compared to its benchmark, the fund had an overweight position in this sector. The fund's overweight position was beneficial to relative fund performance because the consumer staples sector performed better than the broad market.

Another sector which we felt was better equipped to deal with the current economic slowdown was the health care sector. Many companies within the health care sector have attractive financials, good balance sheets and most importantly during these uncertain times, reliable earnings projections. These fundamentals can change if the companies experience problems developing new products, including getting necessary regulatory approval, or when patents expire. The fund's exposure in this sector is in three different companies. Again, because performance in the health care sector was better than the broad market, this overweight position helped relative fund performance.

Reducing exposure in three sectors

Over the fund's fiscal year we reduced exposure in the telecommunications sectors. These sectors, which were among the most rapidly growing segments of the economy, have been hurt the most by massive overinvestment and a downturn in demand, resulting in an inability to accurately forecast future earnings in many instances. We have been worried for some time now about the high prices that were paid for 3G (third generation) licenses in the mobile phone markets, and this has come back to haunt companies in the form of overextended balance sheets for an unproven technology.

We also reduced the fund's position in the insurance sector. Companies within this sector have been hurt by their exposure to capital markets. Subsequently, we have seen a decline in the returns of these companies.

Outlook

Paralleling the slowdown in the United States, the past 12 months have comprised a difficult period for stocks in Europe. While our near-term outlook calls for a defensive approach, we continue to believe in the long-term potential of many companies in Europe, which still has the potential to realize benefits from restructuring, a trend that has already helped many US companies.

/s/ Charles R. Roberts
Charles R. Roberts

/s/ Michael Ellis
Michael Ellis

/s/ Deborah F. Snee
Deborah F. Snee

Charles R. Roberts, Michael Ellis and Deborah F. Snee are portfolio managers of the Liberty Newport Europe Fund. Charles Roberts is a managing director of Newport Fund Management, Inc. (Newport). Charles leads the management team with 29 years of experience in international equity management. Michael Ellis joined Newport in 1996 and is a senior vice president. Michael has over 14 years of experience in investing in international markets. Deborah Snee, a vice president of Newport, spent five years at Sit/Kim International as an emerging markets analyst before joining Newport.


International investing offers significant long-term growth potential, but also involves certain risks. These risks include currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

A portfolio of stocks from a single region poses additional risks due to limited diversification.

Investment Portfolio

August 31, 2001

Common Stocks - 97.5%     Country    Shares       Value
-------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 17.0%
Depository Institutions - 5.2%
Banca Fideuram SpA           It       8,256  $   77,076
Banco Santander Central
  Hispano SA                 Sp       7,253      66,324
Lloyds TSB Group PLC         UK      14,164     148,226
Royal Bank of Scotland
  Group PLC                  UK       5,500     137,870
                                             ----------
                                                429,496
                                             ----------
Financial Services - 2.8%
Bank of Ireland              Ir      12,100     114,927
Irish Life & Permanent PLC   Ir       9,200     113,233
                                             ----------
                                                228,160
                                             ----------
Holding Companies - 3.3%
CGNU PLC                     UK       9,501     140,619
Fortis (NL) NV               Ne       4,773     134,680
                                             ----------
                                                275,299
                                             ----------
Insurance Carriers - 5.7%
Aegon NV                     Ne       3,689     111,627
Allianz AG                   G          482     136,226
AXA SA                       Fr       2,900      79,450
International Nederlanden
  Group NV                   Ne       4,352     137,918
                                             ----------
                                                465,221
                                             ----------
-------------------------------------------------------
MANUFACTURING - 47.7%
Chemicals & Allied Products - 22.3%
Altana AG                    G        8,613     427,174
AstraZenca Group PLC         UK       1,140      54,782
Aventis SA                   Fr       1,600     117,427
Christian Dior SA            Fr       2,680      93,581
GlaxoSmithKline PLC, ADR     UK       4,975     263,427
L'Oreal SA                   Fr       1,400      95,218
Novartis AG                  Sz       3,580     131,025
Novo Nordisk A/S, Class B    De       3,800     159,120
Roche Holding AG             Sz       2,100     150,938
Schering AG                  G        2,431     126,664
Serono SA, Class B           Sz         132     121,631
UCB SA                       Be       2,265      96,436
                                             ----------
                                              1,837,423
                                             ----------
Electronic Components - 1.3%
Electrocomponents PLC        UK      14,096     108,064
                                             ----------
Electronics & Electrical Equipment- 0.5%
STMicroelectronics NV        Ne       1,304      39,827
                                             ----------

-------------------------------------------------------
Food & Kindred Products - 14.9%
Carrefour SA                 Fr       2,604  $  139,002
Diageo PLC                   UK      18,223     184,877
Groupe Danone                Fr         939     128,156
Heineken NV                  Ne       4,112     173,012
Nestle SA                    Sz       1,360     287,935
Reckitt Benckiser PLC        UK       8,900     135,192
Unilever PLC                 UK      20,300     173,404
                                             ----------
                                              1,221,578
                                             ----------
Miscellaneous Manufacturing - 2.4%
Smith & Nephew PLC           UK      37,100     194,290
                                             ----------
Paper Products - 2.5%
TNT Post Group NV            Ne       9,500     203,104
                                             ----------
Petroleum Refining - 3.8%
British Petroleum Ltd.       UK      11,000      93,483
Autostrade SpA               It      31,300     219,729
                                             ----------
                                                313,212
                                             ----------
-------------------------------------------------------
MINING & ENERGY - 4.0%
Metal Mining - 2.1%
Compass Group PLC            UK      21,862     169,866
                                             ----------
Oil & Gas Field Services - 1.9%
L'Air Liquide SA             Fr       1,100     155,946
                                             ----------
-------------------------------------------------------
RETAIL TRADE - 3.1%
Food Stores - 3.1%
Numico NV                    Ne       3,439     113,969
Tesco PLC                    UK      37,500     141,400
                                             ----------
                                                255,369
                                             ----------
-------------------------------------------------------
SERVICES - 12.2%
Auto Repair, Rental & Parking - 1.5%
Nordea AB                    Sw      20,450     124,802
                                             ----------
Business Services - 2.1%
Altran Technologies SA       Fr         932      44,694
Capita Group PLC (a)         UK      20,500     132,258
                                             ----------
                                                176,952
                                             ----------
Computer Software - 3.3%
ASM Lithography Holding
  NV                         Ne       2,000      35,666
Dassault Systems SA          Fr         700      27,519
Logica PLC                   UK       2,307      23,423
Muenchener Rueckversicherungs-
  Gesellschaft AG,
  Registered Shares          G          453     130,673
SAP AG                       G          378      51,659
                                             ----------
                                                268,940
                                             ----------

See notes to investment portfolio.

6



Investment Portfolio (continued)

August 31, 2001

Common Stocks (continued) Country    Shares       Value
-------------------------------------------------------
SERVICES (continued)
Health Services - 5.3%
Beiersdorf AG                G        1,500  $  182,705
Sanofi-Synthelabo SA         Fr       2,412     158,439
Wella Aktiengesellschaft     G        2,000      93,905
                                             ----------
                                                435,049
                                             ----------
-------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 11.2%
Air Transportation - 2.7%
British Airport Authority
 PLC                         UK      16,400     152,924
Fraport AG                   G        2,300      70,456
                                             ----------
                                                223,380
                                             ----------
Electric Services - 3.3%
Endesa SA                    Sp       3,500      58,235
Scottish Power PLC           UK      29,500     210,895
                                             ----------
                                                269,130
                                             ----------
Gas Services - 1.3%
Centrica PLC                 UK      32,300     105,891
                                             ----------
Telecommunications - 3.9%
Nokia Oyj                    Fi       2,150      33,303
Telecom Italia Mobile SpA    It      16,624      86,087
Telefonica de Espana         Sp       2,372      83,599
Vodafone AirTouch PLC        UK      60,679     120,677
                                             ----------
                                                323,666
                                             ----------
-------------------------------------------------------
WHOLESALE TRADE - 2.3%
Non-durable Goods - 2.3%
Vivendi Environnement        Fr       4,400     187,616
                                             ----------

TOTAL COMMON STOCKS
  (cost of $8,337,201)                        8,012,281
                                             ----------

                                      Par
-------------------------------------------------------
SHORT-TERM OBLIGATION - 1.5%
Repurchase Agreement with
  SBC Warburg Ltd., dated 08/31/01
  due 09/04/01 at 3.650%, collateralized
  by U.S. Treasury Bonds with various
  maturities to 2027, market value $124,386
  (repurchase proceeds $121,049)
  (cost of $121,000)               $121,000     121,000

TOTAL INVESTMENTS
  (cost of  $8,458,201)(b)                    8,133,281
                                             ----------

OTHER ASSETS & LIABILITIES,
  NET - 1.0%                                     84,888
-------------------------------------------------------
NET ASSETS - 100.0%                          $8,218,169
                                             ==========

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $8,494,446.


Summary of Securities                              % of
by Country               Country     Value        Total
--------------------------------------------------------
United Kingdom             UK     $2,691,568       33.6%
France                     Fr      1,227,048       15.3
Germany                    G       1,219,462       15.2
Netherlands                Ne        949,803       11.9
Switzerland                Sz        691,529        8.6
Italy                      It        382,892        4.8
Ireland                    Ir        228,160        2.8
Spain                      Sp        208,158        2.6
Denmark                    De        159,120        2.0
Sweden                     Sw        124,802        1.6
Belgium                    Be         96,436        1.2
Finland                    Fi         33,303        0.4
                                  ----------      -----
                                  $8,012,281      100.0%
                                  ----------      -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


         Acronym                  Name
         -------                  ----
           ADR         American Depositary Receipt


See notes to financial statements.

Statement of Assets & Liabilities

August 31, 2001

Assets:
Investments, at value
   (cost of $8,458,201)                  $ 8,133,281
Receivable for:
   Investments sold                          169,838
   Fund shares sold                               50
   Dividends                                  22,086
   Expense reimbursement due from Advisor      5,080
Deferred Trustees' compensation plan             733
Other                                          2,965
                                         -----------
   Total Assets                            8,334,033
                                         -----------

Liabilities:
Payable due to custodian bank                    393
Payable for:
   Investments purchased                      52,579
   Fund shares repurchased                    18,340
   Management fee                              5,110
   Administration fee                          1,825
   Transfer agent fee                          2,238
   Bookkeeping fee                               833
Deferred Trustees' fee                           733
Other                                         33,813
                                         -----------
   Total Liabilities                         115,864
                                         -----------
Net Assets                               $ 8,218,169
                                         ===========

Composition of Net Assets:
Paid-in capital                          $10,616,124
Accumulated net investment loss               (6,695)
Accumulated net realized loss             (2,066,584)
Net unrealized appreciation
   (depreciation) on:
   Investments                              (324,920)
   Foreign currency translations                 244
                                         -----------

Net Assets:                              $ 8,218,169
                                         ===========
Net asset value and redemption price
   per share - Class A
   ($5,822,883/618,858)                  $      9.41(a)
                                         ===========
Maximum offering price per share
   - Class A ($9.41/0.9425)              $      9.98(b)
                                         ===========
Net asset value and offering price
   per share
   - Class B ($2,062,041/222,338)        $      9.27(a)
                                         ===========
Net asset value and offering price
   per share
   - Class C ($307,549/33,138)           $      9.28(a)
                                         ===========
Net asset value, offering and redemption
   price per share - Class Z
   ($25,696/2,827)                       $      9.09
                                         ===========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


Statement of Operations

For the Year Ended August 31, 2001

Investment Income:
Dividends                                  $   118,889
Interest                                        52,185
                                           -----------
   Total Investment Income
   (net of non-reclaimable foreign
   taxes withheld at source which
   amounted to $16,344)                        171,074

Expenses:
Management fee                    $  74,064
Administration fee                   26,452
Service fee - Class A                18,880
Service fee - Class B                 6,409
Service fee - Class C                 1,114
Distribution fee - Class A            7,552
Distribution fee - Class B           19,226
Distribution fee - Class C            3,344
Transfer agent fee                   29,898
Bookkeeping fee                      24,166
Trustees' fee                         7,222
Custody fee                          12,806
Registration fee                     49,000
Reports to shareholders              29,600
Other                                28,378
                                 ----------
   Total Expenses                   338,111
Fees and expenses waived
   by the Advisor                  (122,647)
Fees and expenses waived by the
   Distributor - Class A             (7,552)
                                 ----------
Net Expenses                                   207,912
                                           -----------
Net Investment Loss                            (36,838)
                                           -----------

Net Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currency:
Net realized loss:
   Investments                   (1,877,262)
   Foreign currency transactions    (17,916)
                                 ----------
     Net realized loss                      (1,895,178)
Net change in unrealized
  appreciation/depreciation on:
   Investments                     (992,811)
   Foreign currency translations      5,550
                                 ----------
     Net change in unrealized
       appreciation/depreciation              (987,261)
                                           -----------
Net Loss                                    (2,882,439)
                                           -----------
Decrease in Net Assets from Operations     $(2,919,277)
                                           ===========

See notes to financial statements.

Statement of Changes in Net Assets

                                 Year        Period
                                Ended        Ended
Increase (Decrease)           August 31,   August 31,
In Net Assets                    2001        2000(a)
------------------------------------------------------
Operations:
Net investment loss            $   (36,838) $  (27,548)
Net realized loss on
   investments and
   foreign currency
   transactions                 (1,895,178)   (248,999)
Net change in unrealized
   appreciation/depreciation on
   investments and foreign
   currency translations          (987,261)    498,174
                               -----------  ----------
Net Increase (Decrease)
  from Operations               (2,919,277)    221,627
                               -----------  ----------

Share Transactions:
Subscriptions - Class A          5,193,995  11,467,079
Redemptions - Class A           (7,183,466)   (206,360)
                               -----------  ----------
   Net Increase (Decrease) -
    Class A                     (1,989,471) 11,260,719
                               -----------  ----------
Subscriptions - Class B          1,614,447   3,698,697
Redemptions - Class B           (1,820,548)   (585,885)
                               -----------  ----------
   Net Increase (Decrease) -
    Class B                       (206,101)  3,112,812
                               -----------  ----------
Subscriptions - Class C            317,598   1,314,109
Redemptions - Class C             (358,892)   (939,503)
                               -----------  ----------
   Net Increase (Decrease) -
    Class C                        (41,294)    374,606
                               -----------  ----------
Subscriptions - Class Z          2,119,287      26,852
Redemptions - Class Z           (2,130,808) (6,777,783)
                               -----------  ----------
   Net Decrease - Class Z          (11,521) (6,750,931)
                               -----------  ----------
   Net Increase (Decrease) from
    Share Transactions          (2,248,387)  7,997,206
                               -----------  ----------
Total Increase (Decrease) in
  Net Assets                    (5,167,664)  8,218,833
                               -----------  ----------

Net Assets:
Beginning of period             13,385,833   5,167,000
                               -----------  ----------
End of period (including
   accumulated net investment
   loss of $(6,695) and
   $(68,568), respectively)    $ 8,218,169 $13,385,833
                               =========== ===========
                                    Year        Period
                                   Ended        Ended
                                 August 31,   August 31,
                                    2001        2000(a)
Change in Shares:
Subscriptions - Class A             532,827    811,458
Redemptions - Class A              (719,546)   (15,881)
                                   --------   --------
   Net Increase (Decrease) -
     Class A                       (186,719)   795,577
                                   --------   --------
Subscriptions - Class B             157,081    281,526
Redemptions - Class B              (180,325)   (45,945)
                                   --------   --------
   Net Increase (Decrease) -
     Class B                        (23,244)   235,581
                                   --------   --------
Subscriptions - Class C              30,124    107,115
Redemptions - Class C               (37,014)   (77,086)
                                   --------   --------
   Net Increase (Decrease) -
     Class C                         (6,890)    30,029
                                   --------   --------
Subscriptions - Class Z             232,475      2,028
Redemptions - Class Z              (232,620)  (469,056)
                                   --------   --------
   Net Decrease - Class Z              (145)  (467,028)
                                   --------   --------

(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.

See notes to financial statements.

Notes to Financial Statements

August 31, 2001

Note 1. Accounting Policies

Organization:

Liberty Newport Europe Fund (the "Fund"), a series of Liberty Funds Trust VII, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in Europe. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal income taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At August 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

     Year of                        Capital Loss
    Expiration                      Carryforward
    ----------                      ------------
      2009                            $82,647

Expired capital loss carryforwards, if any, are recorded as a reduction to paid in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Additionally, $1,947,693 of net capital losses attributable to security transactions incurred after October 31, 2000, is treated as arising on September 1, 2001, the first day of the Fund's next taxable year.

Distributions to shareholders:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements.

                    Increase (Decrease)
---------------------------------------------------------
                      Accumulated         Accumulated
Paid in Capital   Net Investment Loss   Net Realized Loss
---------------------------------------------------------
 $(116,628)             $98,711              $17,917

These differences are primarily due to net operating losses and foreign currency transactions. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Foreign currency transactions:

Net realized and unrealized gains (losses) on foreign currency transactions include the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward currency contracts:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other:

Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management fee:

Newport Fund Management, Inc. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the Investment Advisor of the Fund and receives a monthly fee equal to 0.70% annually of the Fund's average net assets.

Liberty Financial, an intermediate parent of the Fund's investment advisor, has entered into an agreement with Fleet National Bank for the sale of Liberty Financial's asset management business, including each of the Liberty Financial affiliates. This proposed transaction may result in a change of control of the Fund's investment advisor and, therefore, an assignment of its existing investment advisory contract with the Fund. Liberty Financial has obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders. This contract is identical to the current contract in all material respects except for its effective and termination dates. The transaction is expected to be completed prior to the end of 2001.

Administration fee:

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

Bookkeeping fee:

The Administrator is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Administrator has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Administrator pays fees to State Street under the Outsourcing Agreement.

During the period September 1, 2000 to June 30, 2001, the Administrator provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Administrator receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer agent fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended August 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $8,140 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $0, $6,608 and $562 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75%, and 0.75% annually of the Fund's average net assets attributable to Class A, Class B and Class C shares, respectively. The Distributor has voluntarily agreed to waive the Class A share distribution fee in its entirety.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits:

The Advisor and Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average net assets.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

Investment activity:

During the year ended August 31, 2001, purchases and sales of investments, other than short-term obligations, were $6,512,080 and $7,717,187, respectively. Unrealized appreciation (depreciation) at August 31, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

      Gross unrealized appreciation        $ 478,309
      Gross unrealized depreciation         (839,474)
                                           ---------
        Net unrealized depreciation        $(361,165)
                                           =========

Other:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Other Operational and Capital Activity

For the period November 1, 1999 through November 7, 1999, the Fund had net investment income of $2,205 and net realized and unrealized gains of $164,934. The following is a summary of capital activity from November 1, 1999 through November 7, 1999.

                                        Amount      Shares
                                        ------      ------
  Receipts for shares sold--Class A   $  100,000    10,000
  Receipts for shares sold--Class B   $  100,000    10,000
  Receipts for shares sold--Class C   $  100,000    10,000
  Receipts for shares sold--Class Z   $4,700,000   470,000


Note 5. Line of Credit

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended August 31, 2001.

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

                                                                     Year Ended              Period Ended
Class A Shares                                                    August 31, 2001         August 31, 2000 (a)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $12.26                   $10.33
                                                                       ------                   ------
Income From Investment Operations:
Net investment loss (b)                                                 (0.01)                   (0.03)
Net realized and unrealized gain (loss) on investments                  (2.84)                    1.96
                                                                       ------                   ------
Total from Investment Operations                                        (2.85)                    1.93
                                                                       ------                   ------
Net Asset Value, End of Period                                         $ 9.41                   $12.26
                                                                       ======                   ======
Total return (c)(d)                                                    (23.25)%                  18.68%(f)
                                                                       ======                   ======
Ratio to Average Net Assets:
Expenses (e)                                                             1.75%                    1.75%(g)
Net investment loss (e)                                                 (0.14)%                  (0.25)%(g)
Waiver/reimbursement                                                     1.25%                    1.45%(g)
Portfolio turnover rate                                                    67%                      24%(f)
Net assets, end of period (000's)                                      $5,823                   $9,874

(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charges.
(d) Had the Advisor, Administrator and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefit derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) Not annualized.
(g) Annualized.

                                                                     Year Ended              Period Ended
Class B Shares                                                    August 31, 2001         August 31, 2000 (a)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $12.17                   $10.33
                                                                       ------                   ------
Income From Investment Operations:
Net investment loss (b)                                                 (0.09)                   (0.10)
Net realized and unrealized gain (loss) on investments                  (2.81)                    1.94
                                                                       ------                   ------
Total from Investment Operations                                        (2.90)                    1.84
                                                                       ------                   ------
Net Asset Value, End of Period                                         $ 9.27                   $12.17
                                                                       ======                   ======
Total return (c)(d)                                                    (23.83)%                  17.81%(f)
                                                                       ======                   ======
Ratio to Average Net Assets:
Expenses (e)                                                             2.50%                    2.50%(g)
Net investment loss (e)                                                 (0.89)%                  (1.00)%(g)
Waiver/reimbursement                                                     1.15%                    1.45%(g)
Portfolio turnover rate                                                    67%                      24%(f)
Net assets, end of period (000's)                                      $2,062                   $2,989

(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charges.
(d) Had the Advisor and Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefit derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) Not annualized.
(g) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                                     Year Ended              Period Ended
Class C Shares                                                    August 31, 2001         August 31, 2000 (a)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $12.19                   $10.33
                                                                       ------                   ------
Income From Investment Operations
Net investment loss (b)                                                 (0.09)                   (0.10)
Net realized and unrealized gain (loss) on investments                  (2.82)                    1.96
                                                                       ------                   ------
Total from Investment Operations                                        (2.91)                    1.86
                                                                       ------                   ------
Net Asset Value, End of Period                                         $ 9.28                   $12.19
                                                                       ======                   ======
Total return (c)(d)                                                    (23.87)%                  18.01%(f)
                                                                       ======                   ======
Ratio to Average Net Assets:
Expenses (e)                                                             2.50%                    2.50%(g)
Net investment loss (e)                                                 (0.89)%                  (1.00)%(g)
Waiver/reimbursement                                                     1.15%                    1.45%(g)
Portfolio turnover rate                                                    67%                      24%(f)
Net assets, end of period (000's)                                      $  308                   $  488

(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charges.
(d) Had the Advisor and Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefit derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) Not annualized.
(g) Annualized.

                                                                     Year Ended              Period Ended
Class Z Shares                                                    August 31, 2001         August 31, 2000 (a)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $11.83                   $10.33
                                                                       ------                   ------
Income From Investment Operations
Net investment gain (b)                                                  0.01                     0.00(h)
Net realized and unrealized gain (loss) on investments                  (2.75)                    1.50
                                                                       ------                   ------
Total from Investment Operations                                        (2.74)                    1.50
                                                                       ------                   ------
Net Asset Value, End of Period                                         $ 9.09                   $11.83
                                                                       ======                   ======
Total return (c)(d)                                                    (23.16)%                  14.52%(f)
                                                                       ======                   ======
Ratio to Average Net Assets:
Expenses (e)                                                             1.50%                    1.50%(g)
Net investment income (e)                                                0.11%                    0.00%(g)
Waiver/reimbursement                                                     1.15%                    1.45%(g)
Portfolio turnover rate                                                    67%                      24%(f)
Net assets, end of period (000's)                                      $   26                   $   35

(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charges.
(d) Had the Advisor and Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefit derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) Not annualized.
(g) Annualized.
(h) Represents less than $0.01 per share.

Report of Independent Accountants

To the Trustrees of Liberty Funds Trust VII and the Shareholders of Liberty Newport Europe Fund

We have audited the accompanying statement of assets and liabilities of Liberty Newport Europe Fund (one of the series constituting the Liberty Funds Trust VII, the "Trust"), including the Investment Portfolio, as of August 31, 2001 and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from November 8, 1999 (effective date of registration) to August 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty Newport Europe Fund, a series of Liberty Funds Trust VII, at August 31, 2001, the results of its operations for the year ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from November 8, 1999 (effective date of registration) to August 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

Boston, Massachusetts
October 12, 2001

Results of Special Meeting of Shareholders (unaudited)

On December 17, 2000, a Special Meeting of Shareholders of the Fund was held to elect eleven Trustees. On September 29, 2000, the record date for the Meeting, the Fund had shares outstanding of 1,102,988. The votes cast were as follows:

                                            Authority
                                  For        Withheld
To elect a Board of Trustees:
Douglas Hacker                    897,748         583
Janet Langford Kelly              897,183       1,148
Richard W. Lowry                  897,748         583
Salvatore Macera                  897,183       1,148
William E. Mayer                  897,748         583
Charles R. Nelson                 897,748         583
John J. Neuhauser                 897,748         583
Joseph R. Palombo                 897,183       1,148
Thomas E. Stitzel                 897,748         583
Thomas C. Theobald                897,748         583
Anne-Lee Verville                 897,748         583

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Trustees & Transfer Agent

Douglas A. Hacker
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

Janet Langford Kelly
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

William E. Mayer
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

Charles R. Nelson
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

John J. Neuhauser
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Joseph R. Palombo
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

Thomas E. Stitzel
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

Thomas C. Theobald
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

Anne-Lee Verville
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


Important Information About This Report

The Transfer Agent for Liberty Newport Europe Fund is:

Liberty Funds Services, Inc.
PO Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Europe Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Newport Europe Fund

                              Give me Liberty.(R)


Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.


Liberty Newport Europe Fund Annual Report, August 31, 2001


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       Liberty Funds Distributor, Inc. (C)2001
       One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com



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